Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The awards are granted at an exercise price equal to the fair market value on the date of grant. The 2023 Plan is subject to annual increases on January 1st of each calendar year through January 1, 2033 of up to 1% of the issued and outstanding shares of the Company’s Common Stock on the final day of the preceding calendar year, at the discretion of the Compensation Committee of our Board of Directors. During the second quarter of 2024, the number of shares to be issued under the 2023 Plan increased to 118,563 shares, most of which were issued as restricted stock units in June 2024. On July 14, 2025, stockholders of the Company approved an amendment to the 2023 Plan to increase the number of shares available for issuance under the Plan by 1,100,000 over the 10 year term of the Plan and to allow the number of shares available to automatically increase on January 1st of each calendar year through January 1, 2033 in an amount equal to 5% of the number of outstanding shares at December 31 of the previous fiscal year, provided that the Board may decide that there shall be no or lesser increase. Shares available for issuance as of December 31, 2025, were 1,108,911.
Award Timing Method	The 2023 Plan is subject to annual increases on January 1st of each calendar year through January 1, 2033 of up to 1% of the issued and outstanding shares of the Company’s Common Stock on the final day of the preceding calendar year, at the discretion of the Compensation Committee of our Board of Directors.
Award Timing Predetermined	true
Award Timing MNPI Considered	true